UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

STERIS plc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

Your Vote Counts!

STERIS plc

2022 Annual General Meeting

Vote by July 27, 2022 12:00 p.m. EDT (5:00 p.m. Dublin Time on Wednesday, July 27, 2022). For shares held in the STERIS Corporation 401(k) Plan, vote by July 25, 2022 12:00 p.m. EDT (5:00 p.m. Dublin Time).

STERIS plc 70 SIR JOHN ROGERSON’S QUAY DUBLIN 2, IRELAND (COMPANY NUMBER 595593)

D87388-P71225-Z82160

You invested in STERIS plc and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 28, 2022.

Get informed before you vote

View the STERIS plc (the “Company”) Notice and Proxy Statement, Fiscal 2022 Annual Report, and Directors’ Report and Consolidated Financial Statements for the Year Ending March 31, 2022 online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 14, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Re-election of Directors Nominees:	For
1a.	Richard C. Breeden
1b.	Daniel A. Carestio	For
1c.	Cynthia L. Feldmann	For
1d.	Christopher S. Holland	For
1e.	Dr. Jacqueline B. Kosecoff	For
1f.	Paul E. Martin	For
1g.	Dr. Nirav R. Shah	For
1h.	Dr. Mohsen M. Sohi	For
1i.	Dr. Richard M. Steeves	For

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2023.	For

3.	To appoint Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law to hold office until the conclusion of the Company’s next annual general meeting.	For

4.

To authorize the Board of Directors of the Company or the Audit Committee of the Board of Directors to determine the remuneration of Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law.

For

5.

To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the U.S. Securities and Exchange Commission, including the compensation discussion and analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 14, 2022.

For

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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